Exhibit 10.1

HEARTLAND BANCORP, INC.

RESTATED STOCKHOLDER AGREEMENT

December 28, 2006

RESTATED STOCKHOLDER AGREEMENT

This RESTATED STOCKHOLDER AGREEMENT (this “Agreement”) is dated as of December 28, 2006 by and among HEARTLAND BANCORP, INC., a Delaware corporation (the “Company”), and those persons who are listed as stockholder signatories to this Agreement or who otherwise became a party to this Agreement from time to time in the capacity as a stockholder of the Company (individually referred to herein as a “Stockholder” and collectively as the “Stockholders”).

R E C I T A L S:

A.                                    The Stockholders desire to cause the Company to continue to be taxed under the provisions of Subchapter S of the Internal Revenue Code of 1986, as amended (the “Code”).

B.                                    The Stockholders and the Company desire that all shares of the voting common stock, $1.00 par value per share and the series A common stock, $1.00 par value per share (collectively, the “Common Stock”), of the Company be held and transferred by the Stockholders in accordance with the terms of this Agreement in order to assure the continued qualification of the Company to be treated as an “S corporation” and to promote and maintain corporate stability;

C.                                    The parties hereto believe that it is desirable for the Stockholders and the Company to enter into this Agreement which contains certain agreements and restrictions relating to the Common Stock.

A G R E E M E N T:

NOW THEREFORE, in consideration of the mutual covenants herein contained and for the other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows;

Section 1.                                          Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Allowable Number of Stockholders” means five (5) fewer stockholders than the maximum number of Stockholders that an S Corporation is permitted to have pursuant to Section 1361(b)(1) of the Code, as determined under Section 1361(c) of the Code.

“Allowable Number of Record Holders” means three hundred (300) Stockholders, as determined pursuant to Rule 12g5-l promulgated by the Securities and Exchange Commission.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statutes thereto.

“Equity Securities” means all outstanding shares of Common Stock and all shares of the Common Stock issuable upon the exercise, exchange or conversion of any rights, options, warrants or other outstanding securities of the Company, if any.

“Person” means any individual, trust, estate, employee stock ownership plan, corporation, partnership, limited liability company, joint venture, association, joint-stock company, unincorporated organization, business entity organized under foreign law or government or agency or political subdivision thereof, including any “person” as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended.

“Qualified Individual” means an individual citizen or a resident alien of the United States of America.

“Qualified Entity” means an entity that is permitted to be an S Corporation stockholder under Section 1361 of the code.

“Stock Interest” means, with respect to any specified Person, the shares of Common Stock, the interest therein owned by the Person and the right to acquire the Common Stock upon the exercise, exchange or conversion of any rights, options, warrants or other outstanding securities of the Company.

Any reference herein to “outstanding shares” means issued and outstanding shares and does not include treasury shares.

Section 2.                                          Transfer Restrictions and Right of First Refusal.

(a)                                 Transfer Restrictions. Except as provided below in Section 2(b), Section 2(c) or Section 2(d), or with the express prior written consent of the Company, which consent or approval may be withheld in the sole and absolute discretion of the Company, each of the Stockholders hereby agrees that he or she shall not, directly or indirectly, voluntarily or involuntarily, sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of any of his or her Stock Interest (collectively described in this Agreement as “transfer”), and that any purported transfer made in violation of this Agreement shall be absolutely null and void, ab initio, and shall confer no rights whatsoever on the purported transferee as against the Company or the Stockholders.

(b)                                 Right of First Refusal Prior to Transfer. In the event that any Stockholder shall at any time desire to sell any of the Stock Interest owned by such Stockholder (the “Selling Stockholder”) and shall have received a bona fide written offer for the purchase thereof from an independent third-party’ that is either a Qualified Individual or a Qualified Entity that does not own any shares of Common Stock (the “Outside Investor”), for a price payable in cash (not notes or property), such Stockholder shall not sell his or her shares without both (i) consent as set forth in Section 2(a) and (ii) first offering the Stock Interest for sale to the Company subject to the terms and conditions set forth pursuant to this Section 2(b), which right of the Company to accept such shall be commonly known as a right of first refusal.

(i)                                     Offer by Selling Stockholder, The offer by the Selling Stockholder shall be given by certified or registered mail to the Company, and shall consist of an offer to sell the Stock Interest owned by the Selling Stockholder, to which shall be attached a statement of the Selling Stockholder’s bona fide intention to transfer such shares, and a true and correct copy of the Outside Investor’s written offer. The statement shall specify all terms of the written offer from the Outside Investor including the name and address of the Outside Investor, the purchase price, the Stock Interest involved in the proposed transfer, the tax status of the Outside Investor for the purpose of continuing the Company’s status as an S corporation under the Code, the time of the proposed purchase, the terms of payment and all other material details of the transaction.

(ii)                                  Acceptance of Offer. Within thirty (30) days after the receipt of such offer, the Company may, at its option, purchase the Stock Interest being sold by the Selling Stockholder on the same terms as the offer made by the Outside Investor, provided, however. that unless all of the Stock Interest to be sold is bought by the Company, the Selling Stockholder shall, subject to the requirement of consent set forth in Section 2(a), be free to sell said Stock Interest to the Outside Investor under the terms provided in subparagraph (iii) of this Section 2(b).  The Company shall exercise the option to purchase by giving written notice thereof, by certified or registered mail, to the Outside Investor and to the Selling Stockholder.  The notice shall specify a date for the purchase (the “Purchase Date”) which shall be the date set forth in the bona fide offer by the Outside Investor or not more than thirty (30) days after the date of such notice, whichever occurs later, and said purchase shall be at the principal business office of the Company or shall be at such other place that is mutually agreeable to the parties.  Notwithstanding anything contained herein to the contrary, the Company shall have the absolute right to assign to any Person its right to purchase such Stock Interest.

(iii)                               Allowance of Transfer.  If the Selling Stockholder’s offer to sell is not fully acceptable by the Company or a purchase does not occur by the Purchase Date even though the Company accepted the offer to sell, then the Selling Stockholder may make the transfer to the Outside Investor; provided, however, that (A) such sale must receive prior consent of the Company as set forth in Section 2(a), (B) such sale be made in strict accordance with the terms and conditions stated in the Outside Investor’s offer, (C) the Outside Investor must become a party to this Agreement, and (D) such sale must not result in the Company having more than the Allowable Number of Stockholders or the Allowable Number of Record Holders; and, provided, further, that if such Selling Stockholder shall fail to make such transfer within seventy-five (75) days of the date on which the Selling Stockholder gave notice to the Company or by the Purchase Date, whichever occurs earlier, such Stock Interest shall again become subject to all the restrictions of this Agreement.

(iv)                              Purchase Price and Terms. The purchase price and terms of payment for all Stock Interests purchased by the Company pursuant to the right of Fust refusal as described in this Section 2 shall be equal to the purchase price offered by the Outside Investor and shall be payable in accordance with the terms of the offer made by the Outside Investor.

(c)                                  Right of First Refusal Prior to Foreclosure. Subject to Section 3(a)(ii), in the event that any Stockholder (the “Pledging Stockholder”) shall at any time desire to assign, transfer, pledge, hypothecate or encumber any of its Stock interest to a Qualified Individual or a Qualified Entity for the purpose of securing the obligation of the Pledging Stockholder or any other Person to repay a loan or to render any other performance (the “Pledged Interest”), the Pledging Stockholder shall not engage in such transaction without first entering into an agreement with the other parties to such transaction (collectively, the “Pledgee”) that expressly prohibits the Pledgee from taking itself, or transferring to any person other than the Pledging Stockholder, title to the Stock Interest without first offering the Pledged Interest for sale to the Company in the same manner as set forth in Section 2(b) as if the Pledgee were a Selling Stockholder; except that the price at which the Pledgee shall offer the Pledged Interest to the Company shall be the lesser of; (i) the amount owed by the Pledging-Stockholder to the Pledgee for which the Stock Interest has been assigned, transferred, pledged, hypothecated or encumbered; or (ii) 80% of the book value of such Pledged Interest computed as of the last day of the most recently ended calendar quarter. If the Company fails to purchase all of the Pledged Interest, subject to Section 3, the Pledgee shall be free to dispose of the Pledged Interest in the manner provided by applicable law. Notwithstanding anything contained herein to the contrary, the Company shall have the absolute right to assign to any Person its right to purchase such Pledged Interest.

(d)                                 Permitted Transfers.  Subject to Section 3(a)(ii), a Stockholder shall be permitted to transfer, without the consent of the Company, all or any portion of its Stock Interest to: (i) a Quality Entity for the sole benefit of such Stockholder; or (ii) any other Stockholder.

Section 3.                                          Transfer Without Consent.

(a)                                 Prohibited Transfers.  No Stockholder or other Person (including a Pledgee) shall:

(i)                                     Specific Prohibitions.  Transfer any Stock Interest, regardless of whether done voluntarily or by operation of law or other involuntary method, except as may be specifically permitted by Section 2.

(ii)                                  General Prohibitions. Take any action which would cause or result in the termination or revocation of the Company’s status as an “S corporation” under the Code, including but not limited to a transfer to: (A) any Person(s) if, upon completion of such transfer, the Company would have more than the Allowable Number of Stockholders or the Allowable Number of Record Holders; or (B) any Person that i$ not a Qualified Individual or a Qualified Entity.

(b)                                 Prohibited Transfers Void. Any voluntary or involuntary transfer (e.g., which involuntary transfer could occur by operation of law or other involuntary method) in violation of Section 3(a) shall be null and void, ab initio, and without legal effect.

(c)                                  Option to Purchase. Any transfer in violation of Section 3(a), whether voluntary or involuntary, shall result in the Company having an option (“Option”) to purchase from the transferee Stockholder all, but not less than all, of the relevant Stock Interest. Exercise of the Option shall be by means of written notice of intent to purchase the stock, delivered to the transferee Stockholder within sixty (60) days from the date of discovery by the Company of the involuntary transfer. If the Company exercises the Option, the closing of the purchase shall occur on the fifth business day after delivery of such notice, and the purchase price shall be the least of the following that apply: (i) 80% of the book value of the Stock Interest; (ii) the fair market value of the Stock Interest transferred, (as such value is determined by multiplying the value of each equity security’ by the number of equity securities transferred); (iii) the price paid to the transferor Stockholder for the Stock Interest transferred; or (iv) in the case where a lender proposes to take ownership of the Stock Interest in satisfaction of debts owing to such lender by the transferor-Stockholder, the amount owed by such transferor-Stockholder to such lender for which the Stock Interest has been pledged. The purchase price will be payable 20% at closing and the balance payable in four annual installments, each consisting of 20% of the purchase price plus interest on the unpaid balance at the lowest rate allowable for Federal income tax purposes without the treatment under the Code of any unpaid interest as imputed income of the payee. Book value shall be determined as of the end of the month immediately preceding such transfer and calculated in accordance with generally accepted accounting principles with goodwill excluded from such calculation.

(d)                                 Adjustments for Transfers.  In the event that any transfer by operation of law or other involuntary method causes or results in the inadvertent termination of the Company’s “S corporation” status, the Company’s directors and Stockholders shall make any adjustments for the period of termination that are consistent with the treatment of the Company as an “S corporation” or that are proposed other by the Internal Revenue Service, and shall take any and all other actions that are reasonably deemed by the Company or its counsel to be necessary or appropriate to continue (or reinstate) the Company’s status as an “S corporation.”

(e)                                  Termination of Stock Interest.  In the event that a Stockholder terminates his or her entire interest in the Company during the taxable year of the Company, whether voluntarily or by operation of law or other involuntary method of transfer, the Company may elect under Section 1377(a)(2) of the Code to have the rules provided in Section 1377(a)(1) applied as if the taxable year consisted of two (2) taxable years with the first one ending on the date of the Stockholder’s termination. If the Company so elects, it shall execute the necessary form for exercising such election, and each of the Company and the Stockholder shall execute the necessary Stockholder’s consent notwithstanding that such Stockholder may have disposed of his or her Stock Interest prior to such termination, and shall authorize the filing of such election and such consents with the appropriate Internal Revenue Service Center or office. In addition, the Stockholder shall take such other action as may be deemed necessary or advisable by the Company or its counsel to exercise such election.

Section 4.                                          Dividend Policy.

(a)                                 Payment of Dividends. Except to the extent prohibited or limited by the Delaware Act or other applicable law, rule, regulation or order (including, but not limited to, any bank regulatory limitations or restrictions on the Company’s ability to declare dividends), or by any credit, loan or other agreement, the Company will use its reasonable efforts to pay dividends on the Company’s outstanding shares of Common Stock with respect to each taxable year in an amount no less than the sum of: (i) the Company’s taxable income for federal income tax purposes for each such taxable year multiplied by a tax rate (the “Federal Rate”) which will be the highest marginal federal income tax rate (without taking into account any phase-out of lower marginal rates and personal exemptions) applicable to ordinary income earned by individuals in the calendar year within which the Company’s taxable income is computed; plus (ii) the Company’s taxable income for state income tax purposes for each such taxable year of the Company multiplied by a tax rate (the “State Rate”) which will be the state tax rate in the State of Illinois applicable to the Company’s income dial is taxable to the Stockholders with reference to such taxable year; less (iii) the federal income tax benefit (based on the Federal Rate) of a deduction in such calendar year for the state income taxes computed in (b) above whether or not such deduction is actually available. Such dividends are hereinafter referred to as “Tax Payment Dividends.”  Thereafter, to the extent the Company’s board of directors, in its sole discretion, determines that there is additional cash available for distribution, additional dividends may be declared.

(b)                                 Uniform Treatment. The Company shall in all events be uniform with respect to each share of its Common Stock and each Stockholder acknowledges that the dividends received from the Company may be less than the Federal, state and other income taxes actually imposed on such Stockholder’s share of the Company’s taxable income or on dividends received from the Company. Each Stockholder also acknowledges that the Company is subject to various bank regulatory agencies which may impose limitations or restrictions on the ability of the Company to pay dividends and, also, that the Company may, in connection with obtaining financing or otherwise, enter into a credit, loan or other agreement containing restrictions on the Company’s ability to pay dividends and that current principal and interest payments are expected to be paid to any such lender, before any dividends are declared.  Nothing contained in this Section 4 or otherwise in this Agreement shall limit or restrict the Company’s ability to declare and pay additional dividends from time to time as the Company may determine under applicable law.

(c)                                  Proportionality of Dividends.  It is the goal of the Company that dividends will be declared with respect to each taxable year so that, insofar as is possible, each person who held Common Stock during such year shall receive a proportion of the total dividends paid with respect to such year which is at least equal to the proportion of the Company’s income for such year which is includable in such peon’s income for federal income tax purposes. Each Stockholder acknowledges that various factors, including the timing of a Stockholder’s acquisition and disposition of Common Stock, principal and interest debt payments by the Company and the requirements of state law and/or federal income tax principles that all dividends must be uniform with respect to each share of the Company’s Common Stock, may affect the ability of the Company to achieve this goal and each Stockholder acknowledges that the Company (and the Company’s directors and officers) shall not be liable for any difference between dividends actually received and the dividends which would have been received had the goal been met.

(d)                                 Payment Dates. Unless prohibited by applicable law. rule, regulation or order, or by any credit, loan or other agreement binding on the Company, the Company will use its reasonable efforts to declare and pay dividends from time to time as the Company’s board of directors may determine: (i) at least equal to the Company’s best estimate of the amount of Tax Payment Dividends which will be required to be paid with respect to the relevant calendar year pursuant to Section 4(a); or (ii) at the sole election of the Company, (b) at least equal to the actual amount which was payable on account of the preceding calendar year pursuant to Section 4(a). If the total of the dividends paid with respect to any calendar year is less than the amount finally determined to be due under Section 4(a) with respect to such year, the Company will use its reasonable efforts to make a final dividend payment with respect to such year, in the amount of the shortfall, such dividend to be paid no later than April 10 of the following year.

(e)                                  Audit Adjustments. In addition to the dividends and the final dividend referred to in Section 4(d), the Company will, subject to the requirements of the Delaware Act and any other applicable law, rule, regulation or order, use its reasonable efforts to pay additional dividends if, as a result of audit adjustments or any other adjustment to the Company’s taxable income for any year, the taxable income of the Company attributable to the Stockholders for any year is increased.

(f)                                   Omitted Dividends: Other Adjustments. IT any dividend payable under this Section 16 is not paid because of prohibitions imposed by any applicable law, rule, regulation or order, by any credit, loan or other agreement binding on the Company, the Company shall, when it becomes legally permissible to do so, use its reasonable efforts to pay dividends in an amount equal to the omitted dividends. In the event the Company determines that it has distributed amounts in excess of or less than those called for under Section 4(d), the Company may decrease or increase, as the case may be, subsequent dividends to effect the purposes of Section 4(a), subject to the requirements of Section 4(c).

Section 5.                                          Necessary Actions.  Each Stockholder agrees to take all actions as may be necessary or desirable to give full force and effect to the terms of this Agreement, including any actions that may be required by the Delaware General Business Corporation Law, as amended (the “Delaware Act”), or the Code and including voting to approve and adopt any bylaw or charter amendments in furtherance of or to give effect to the provisions of this Agreement.

Section 6.                                          Execution of Documents; Limited Power of Attorney.

(a)                                 Execution of Documents.  Each Stockholder shall execute and deliver such election forms, consents, agreements, instruments and other documents and perform such acts as the Company may reasonably deem to be necessary or appropriate to: (i) permit the Company to be an “S corporation” for federal and, where applicable, state and local income tax purposes pursuant to Subchapter S of the Code and comparable state and local income tax laws and regulations and (ii) fulfill the purpose and intent of this Agreement including as provided under Section 5.

(b)                                 Limited Power of Attorney. Each Stockholder hereby irrevocably constitutes and appoints the executive officers of the Company, and each of them, as his or her true and lawful attorneys-in-fact and in his or her name, place and stead, to make, execute, acknowledge and file any of the documents referenced in or contemplated by Section 6(a) and any amendments thereto which are to be made in accordance with this Agreement. Each Stockholder expressly understands and intends that the grant of the foregoing power of attorney is coupled with an interest and shall survive any assignment or transfer of a Stock Interest.

Section 7.                                          Remedies; Indemnification Relating to Loss of S Corporation Status.  The parties hereto agree that, if a party or other Person bound by this Agreement fails to perform its obligations hereunder, the Person or Persons which may suffer harm or be damaged by such failure cannot adequately be compensated by monetär) damages. Therefore, it is agreed that the rights and the performance of obligations under this Agreement shall be specifically enforceable in addition to such other or further remedy as a court may deem appropriate. Notwithstanding the foregoing, if any Stockholder, through gross negligence, bad faith, or reckless or willful disregard of his obligations or duties under Section 3 or any other provision of this Agreement breaches any provision of this Agreement, and such breach results in the termination of the Company’s status as an S corporation, such Stockholder (the “Indemnitor”) shall indemnify each of the other Stockholders (each, an “Indemnitee”) for the loss of federal and state income tax benefits reasonably expected to result from such termination. In addition, the Indemnitor shall indemnify each Indemnitee for all federal and state income taxes payable by such Indemnitee as a result of the receipt of any indemnification payment required by this Section 7. The Indemnitor shall make the indemnification payments required by this Section 7 within thirty (30) days after the date notice of such breach is first given to the Indemnitor by the Company or any Indemnitee.

Section 8.                                          Binding Effect.  This Agreement shall inure to the benefit of and be binding on the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns.

Section 9.                                          Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the conflicts of laws rules thereof.

Section 10.                                   Severability. If any particular provision of this Agreement is adjudicated to be invalid or unenforceable, such provision shall be deemed deleted and the remainder of this Agreement, nevertheless, shall remain unaffected and fully enforceable.  Further, to the extent any provision herewith is deem enforceable by virtue of its scope but may be made enforceable by limitation thereof, the parties hereto agree the same shall, nevertheless, be enforceable to the fullest extent permissible.

Section 11.                                   Assumption by Successors. It is expressly agreed that any person, firm, association, trust or corporation which shall acquire all or any part of the Stock Interest in any arm’s length transaction and for value or by reason of any transfer or successorship permitted under this Agreement (and including the transferee of a “bankrupt Stockholder” for the purposes hereof), shall succeed to all of the rights of (except as otherwise herein provided), and shall be bound by all of the obligations of and restrictions upon, a Stockholder under this Agreement. Contemporaneously with any such transfer or succession, the transferee or successor shall expressly assume, in writing, all of the obligations of a Stockholder under this Agreement and shall execute and deliver to the Company and the Stockholders a counterpart of this Agreement.

Section 12.                                   Amendment and Waiver. This Agreement may be amended, modified or supplemented, and compliance with any provision hereof may be waived, only with the written consent of the holders of at least two-thirds (2/3) of the outstanding shares of the voting common stock of the Company.

Section 13.                                   Interpretation. The headings of the sections contained in this Agreement arc solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

Section 14.                                   Nature of Agreement. Under this Agreement each Stockholder retains ownership and possession of the Stock Interest of the Company owned by each of them. This Agreement is not and shall not be construed as a voting trust agreement under the Delaware Act,

Section 15.                                   Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail (return receipt requested) postage prepaid, or by telecopier to the most current address of such Stockholder on the records of the Company.

Section 16.                                   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

Section 17.                                   Stock Certificate Legends.  All certificates evidencing shares of the Company’s Common Stock shall bear the following legends:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS AND TO CERTAIN OBLIGATIONS AND RESTRICTIONS WITH RESPECT TO TRANSFER AND PURCHASE AS SET FORTH IN THAT CERTAIN RESTATED STOCKHOLDER AGREEMENT DATED AS OF DECEMBER 28, 2006 (AS SUCH AGREEMENT MAY BE AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME), A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER WITHOUT CHARGE.  THE STOCKHOLDER AGREEMENT ALSO PROVIDES THAT, UPON THE TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE, CERTAIN OF THESE RIGHTS, OBLIGATIONS AND RESTRICTIONS MAY CONTINUE TO BE BINDING ON THE TRANSFEREE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED. OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR EXEMPTION UNDER THE ACT AND OTHER APPLICABLE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF THE SECURITIES .AND, IN THE CASE OF EXEMPTION, THE ISSUER RECEIVES A SATISFACTORY OPINION OF COUNSEL AS TO THE AVAILABILITY OF ANY SUCH EXEMPTIONS AND THAT REGISTRATION IS NOT REQUIRED.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. WITHOUT LIMITATION OF THE FOREGOING, THE TRANSFER AND OWNERSHIP OF COMMON STOCK AND SERIES A COMMON STOCK ARE SUBJECT TO NUMEROUS RESTRICTIONS AS SET FORTH IN THE CORPORATION’S CERTIFICATE OF INCORPORATION (AS AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME).”

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above written by the Company and the Stockholders.

HEARTLAND BANCORP, INC.

By:	/s/ Allen C. Drake
Name:	Allen C. Drake
Title:	Secretary and Treasurer

STOCKHOLDER SIGNATURE PAGES

The undersigned agrees to all of the terms of the Heartland Bancorp, Inc. (the “Company”) Stockholder Agreement and agrees to be bound by all the provisions thereof. The undersigned further constitutes and appoints the executive officers of the Company the true and lawful attorneys-in-fact of the undersigned to make, execute, acknowledge and file any documents as provided in Section 6 of said Stockholder Agreement, which documents the undersigned hereby joins in and hereby authorizes these signature pages to be attached thereto if the executive officers or any of them, deem it necessary or advisable.

/s/ Allen C. Drake

GEORGE DRAKE FAMILY TRUST

/s/ Allen C. Drake	/s/ Allen C. Drake
Elinor J. Drake Grandchildren’s Trust for Matthew Drake, Allen C. Drake, Trustee	Elinor J. Drake Grandchildren’s Trust for Monica Drake, Allen C. Drake, Trustee

/s/ Allen C. Drake	/s/ Allen C. Drake
Elinor J. Drake Grandchildren’s Trust for John A. Drake, Allen C. Drake, Trustee	Elinor J. Drake Grandchildren’s Trust for Jeffrey Drake, Allen C. Drake, Trustee

/s/ Allen C. Drake	/s/ Allen C. Drake
Elinor J. Drake Grandchildren’s Trust for Carl T. Drake, Allen C. Drake, Trustee	Elinor J. Drake Grandchildren’s Trust for David Dudley, Allen C. Drake, Trustee

/s/ Allen C. Drake	/s/ Allen C. Drake
Elinor J. Drake Grandchildren’s Trust for James J. Drake, Allen C. Drake, Trustee	Elinor J. Drake Grandchildren’s Trust for Joel T. Dudley, Allen C. Drake, Trustee

/s/ Allen C. Drake	/s/ Allen C. Drake
Elinor J. Drake Grandchildren’s Trust for Sarah S. Drake, Allen C. Drake, Trustee	Elinor J. Drake Grandchildren’s Trust for Andrea Dudley, Allen C. Drake, Trustee

/s/ Allen C. Drake	/s/ Allen C. Drake
Elinor J. Drake Grandchildren’s Trust for Chris A. Drake, Allen C. Drake, Trustee	Elinor J. Drake Grandchildren’s Trust for Craig Dudley, Allen C. Drake, Trustee

/s/ Allen C. Drake	/s/ Allen C. Drake
Elinor J. Drake Grandchildren’s Trust for Michael Drake, Allen C. Drake, Trustee	Elinor J. Drake Grandchildren’s Trust for Jennifer Goemans, Allen C. Drake, Trustee

/s/ Allen C. Drake
Elinor J. Drake Grandchildren’s Trust for Melissa Drake, Allen C. Drake, Trustee

STOCKHOLDER SIGNATURE PAGES

The undersigned agrees to all of the terms of the Heartland Bancorp, Inc. (the “Company”) Stockholder Agreement and agrees to be bound by all the provisions thereof. The undersigned further constitutes and appoints the executive officers of the Company the true and lawful attorneys-in-fact of the undersigned to make, execute, acknowledge and file any documents as provided in Section 6 of said Stockholder Agreement, which documents the undersigned hereby joins in and hereby authorizes these signature pages to be attached thereto if the executive officers or any of them, deem it necessary’ or advisable.

/s/ Carl T. Drake	/s/ Matthew S. Drake
Carl T. Drake	Matthew S. Drake

/s/ Minnie D. Bryson	/s/ Sarah S. Drake
Minnie D. Bryson Estate	Sarah S. Drake

/s/ Allen C. Drake	/s/ Marcia J. Dudley
Allen C. Drake	Marcia J. Dudley

/s/ Arthur M. Drake	/s/ Fred I. Drake
Arthur M. Drake	Fred I. Drake

/s/ Merida L. Drake	/s/ Ann Pfister
Merida L. Drake	Ann Pfister

/s/ Elinor J. Drake	/s/ Mary Pfister
Elinor J. Drake	Mary Pfister

/s/ Jamie L. Drake	/s/ Leonard J. Rich
Jamie L. Drake	Leonard J. Rich

/s/ George E. Drake	/s/ Deanelle Schieber
George E. Drake	Deanelle Schieber

/s/ James J. Drake	/s/ Rita M. Drake
James J. Drake	Rita M. Drake

/s/ Martin K. Dudley	/s/ David M. Dudley
Martin K. Dudley	David M. Dudley

/s/ Joel T. Dudley	/s/ Andrea L. Dudley
Joel T. Dudley	Andrea L. Dudley

/s/ John A. Drake
John A. Drake

STOCKHOLDER SIGNATURE PAGES

The undersigned agrees to all of the terms of the Heartland Bancorp, Inc. (the “Company”) Stockholder Agreement and agrees to be bound by all the provisions thereof. The undersigned further constitutes and appoints the executive officers of the Company the true and lawful attorneys-in-fact of the undersigned to make, execute, acknowledge and file any documents as provided in Section 6 of said Stockholder Agreement, which documents the undersigned hereby joins in and hereby authorizes these signature pages to be attached thereto if the executive officers or any of them, deem it necessary or advisable.

/s/ Martin K. Dudley	/s/ Jamie L. Drake
Martin K. Dudley, Custodian for Craig R. Dudley	Jamie L. Drake, Custodian for Monica J. Drake

/s/ Jamie L. Drake	/s/ Jennifer Goemans
Jamie L. Drake, Custodian for Jeffrey G. Drake	Jennifer Goemans

/s/ Christopher A. Drake	/s/ Michael L. Drake
Christopher A. Drake	Michael L. Drake

/s/ Melvin O. Moehle	/s/ Patrick F. Busch
Melvin O. Moehle, Trustee	Patrick F. Busch

/s/ John A. Drake	/s/ Melissa L. Drake
John A. Drake	Melissa L. Drake

/s/ Stephen P. Drake	/s/ Stuart B. Drake
Stephen P. Drake	Stuart B. Drake

/s/ Philip Duffy
Philip Duffy